                                     WARRANT

         THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A PRIOR EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR A PRIOR OPINION OF COUNSEL TO THE COMPANY OR SUCH OTHER COUNSEL AS SHALL BE REASONABLY SATISFACTORY TO THE COMPANY STATING THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR STATE SECURITIES LAWS.


                             SOULFOOD CONCEPTS, INC.
                             A Delaware Corporation

               WARRANT TO PURCHASE 188,241 SHARES OF COMMON STOCK,
                            PAR VALUE $.003 PER SHARE

               VOID AFTER 5:00 P.M. EASTERN TIME ON JULY 31, 2003

         This certifies that, for value received, Commonwealth Associates (the "Warrant Holder"), is entitled, subject to the terms and conditions hereof, to purchase from Soulfood Concepts, Inc. (the "Company"), at any time or from time to time subject to the vesting provisions of Section 1(b) below, but in any event, on or before July 31, 2003, up to 188,241 shares of common stock of the Company, par value $.003 per share ("Common Stock"), at an exercise price of $.01 per share, subject to adjustment as hereinafter provided (the "Exercise Price"), and to receive a certificate or certificates for the Common Stock so purchased pursuant to and subject to the terms and conditions set forth below.

                  This Warrant is being purchased pursuant to the Agreement dated February 10, 1997 between the Warrant Holder and the Company.

                  1. (a) This Warrant may be exercised in whole or in part at any time, or from time to time, subject to the vesting provisions of Section 1(b) below, by delivery and surrender to the Company, subject to Section 2 below, of this Warrant and a subscription form substantially similar to that attached to this Warrant as Exhibit A duly executed by the Warrant Holder at the offices of the Company at 630 Ninth Avenue, Suite 310, New York, New York 10036, accompanied by payment in full, in lawful money of the United States, or by certified or bank check, or postal or express money order payable in United States dollars to the order of the Company, of the Exercise Price for each share of Common Stock as to which this Warrant is being exercised on or before 5:00 P.M. Eastern time on July 31, 2003, after which time this Warrant shall be void.

                  (b) This Warrant shall vest at the rate of thirty-three and one third percent (33 1/3%) on each vesting date indicated below and may be exercised by the Warrant Holder with respect to the Common Stock as follows:

                                       Percentage
                                      Exercisable of                       Exercise
         Vesting Date:              Total Option Grant                 Price Per Share
         ------------               ------------------                 ---------------
         July 31,  1999             33 1/3% (62,747) Shares                 $ .01
         July 31,  2000             33 1/3% (62,747) Shares                 $ .01
         January 31, 2001           33 1/3% (62,747) Shares                 $ .01

         2. (a) Upon the exercise of this Warrant, in full, the Company shall, or shall direct its transfer agent to, issue to the Warrant Holder certificates for the total number of shares of Common Stock issuable on the date of such exercise pursuant to the terms of this Warrant in such denominations as are required by the Warrant Holder, and the Company shall, or shall direct its transfer agent to, thereupon deliver such certificates to or in accordance with the instructions of the Warrant Holder.

            (b) In the event that the Warrant Holder shall exercise this Warrant with respect to less than all of the shares of Common Stock that may be purchased under the terms of this Warrant, the Company shall, or shall direct its transfer agent to, issue to the Warrant Holder certificates for the shares of Common Stock for which this Warrant is being exercised in such denominations as are required for delivery to the Warrant Holder, and the Company shall, or shall direct its transfer agent to, thereupon deliver such certificates to or in accordance with the instructions of the Warrant Holder, and the Company shall issue to the Warrant Holder a new Warrant, duly executed by the Company, in form and substance identical to this Warrant for the balance of the shares of Common Stock then issuable pursuant to the terms of this Warrant.

            (c) Notwithstanding anything to the contrary contained herein, neither the Company nor its transfer agent shall be required to issue any fraction of a share of Common Stock in connection with the exercise of this Warrant, and the Company shall, upon exercise of this Warrant in whole or in part, issue the largest number of whole shares of Common Stock to which this Warrant is entitled upon such full or partial exercise and shall return to the Warrant Holder the amount of the Exercise Price paid by the Warrant Holder in respect of any fractional share.

         3. The Warrant Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of shares of Common Stock for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Warrant Holder, as such, any of the rights of a shareholder of the Company including, without limitation, any right to vote, give or withhold consent to any action by the Company (whether upon the recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting shareholders, receive dividends or subscription rights, or otherwise, until this Warrant shall have been exercised; provided, however, that any exercise of this Warrant, in whole or in part, on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares of Common Stock are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open (the "Opening Date"), and this Warrant shall not be deemed to have been exercised, in whole or in part, as the case may be, until the Opening Date for the purpose of determining entitlement to dividends on the Common Stock, and that the Exercise Price of this Warrant shall be the Exercise Price in effect at the Opening Date.

         4. The Exercise Price shall be subject to adjustment as follows:

            (a) In case the Company shall, after the date hereof, (i) pay a stock dividend or make a distribution in shares of its capital stock (whether shares of its Common Stock or of capital stock of any other class), (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the Exercise Price in effect immediately prior to such action shall be adjusted so that the holder of this Warrant thereafter surrendered for exercise shall be entitled to receive an equivalent number of shares of capital stock of the Company which he would have owned immediately following such action had this Warrant been exercised immediately prior thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

            (b) Whenever the Exercise Price is adjusted as provided in Section 4(a) herein, the Company will promptly mail to the Warrant Holder a certificate of the Company's Treasurer or Chief Financial Officer setting forth the Exercise Price as so adjusted and a brief statement of facts accounting for such adjustment.

            (c) Irrespective of any adjustment or change in the Exercise Price and the number of shares actually purchasable under this Warrant, this Warrant may continue to express the Exercise Price per share as expressed upon this Warrant when initially issued.

         5. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with the Warrant Holder an agreement providing that the Warrant Holder shall have the right thereafter to receive upon exercise or conversion of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance (including shares of Common Stock as to which this Warrant may become exercisable in the future). Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 4.

         (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from no par value to a specific par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Warrant Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger (including shares of Common Stock as to which this Warrant may become exercisable in the future). Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 4.

         (c) The above provisions of this Section 5 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

         (d) In case at any time the Company shall propose

             (i) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

             (ii) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

             (iii) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale or lease of substantially all of the assets, of the Company;

             (iv) to effect any liquidation, dissolution, or winding-up of the Company.

then, and in any one or more of such cases, the Company shall give written notice thereof, by regular mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 10 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up.

                  6. If this Warrant is lost, stolen or destroyed, the Company shall, subject to such reasonable terms as to indemnity as are commonly imposed in respect of warrants which are not registered pursuant to the Act, issue a new Warrant of like denomination and tenor as, and in substitution for, the Warrant so lost, stolen or destroyed, and in the event this Warrant shall be mutilated, the Company shall, upon the surrender hereof, issue a new Warrant of like denomination and tenor as, and in substitution for, the Warrant so mutilated.

                  7. Notwithstanding anything to the contrary contained in this Warrant, this Warrant and the shares of Common Stock underlying this Warrant may not be sold, assigned or transferred at any time, in any manner or by any person or entity unless this Warrant and such shares, as the case may be, are registered pursuant to the Securities Act of 1933, as amended (the "Act"), and under applicable state securities laws or an exemption from the Act and such state securities laws is available in respect of the Warrant and such shares for such sale, assignment or transfer, as the case may be. In addition, except pursuant to a registration statement under the Act, this Warrant may not be sold, assigned, or transferred at any time, in any manner or by any person or entity unless prior to any transfer each transferee of this Warrant shall execute an agreement reasonably satisfactory to the Company, pursuant to which each transferee of this Warrant shall agree to receive and hold such securities of the Company subject to the provisions hereof and the Lock-Up Agreement in substantially the form of Exhibit B annexed hereto, and there shall be no further transfer except in accordance with the provisions hereof.

                  8. (a) Upon the exercise of this Warrant and the issuance of shares pursuant to the terms hereto unless such Shares theretofore shall have been registered under the Act, the Company shall instruct the Company's transfer agent to issue stock certificates bearing the following legend:

                     THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A PRIOR EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR A PRIOR OPINION OF COUNSEL TO THE COMPANY OR SUCH OTHER COUNSEL AS SHALL BE REASONABLY SATISFACTORY TO THE COMPANY STATING THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR STATE SECURITIES LAWS.

                     (b) Unless such Shares theretofore shall have been registered under the Act, the Company shall impose a "stop transfer" instruction with respect to the certificates representing the Common Stock issued upon the exercise of this Warrant. Nothing in this Section 8, however, shall affect in any way the Warrant Holder's obligations and agreements to comply with all applicable securities laws upon resale of the Common Stock issued upon the exercise of this Warrant.

                  9.

                  9.1 At any time after the date hereof, the Company shall, at least twenty (20) days prior to the filing of any registration statement under the Securities Act (other than a registration statement on Form S-8 or Form S-4 or any successor forms) relating to the public offering of its Common Stock by the Company or any of its security holders, give written notice of such proposed filing and of the proposed date thereof to the Warrant Holder and if, on or before the fifteenth (15) day following the date on which such notice is given, the Company shall receive a written request from the Warrant Holder requesting that the Company include among the securities covered by such registration statement some or all of the Registrable Shares held by the

Warrant Holder, the Company shall, subject to Section 9.2 hereof, include such Registrable Shares in such Registration Statement, if filed, so as to permit such Registrable Shares to be sold or disposed of in the manner and on the terms of the offering thereof set forth in such request. For purposes of this Article 9, the term "Registrable Shares" shall mean the Shares of Common Stock underlying this Warrant.

                  9.2 Except as otherwise provided herein, in connection with any registration statement filed pursuant to Section 9.1 herein, the following provisions shall apply:

                           (i) If such registration statement shall be filed
                  pursuant to Section 9.1 hereof and if the managing underwriter advises the Company in writing that the inclusion in such registration of some or all of the Registrable Shares sought to be registered by such Warrant Holder creates a substantial risk that the proceeds or price per share that will be derived by the Company from such registration will be reduced or that the number of shares to be registered at the insistence of such Warrant Holder, plus the number of shares of Common Stock sought to be registered by the Company and any other stockholders of the Company is too large a number to be reasonably sold, then, in such event, the number of shares sought to be registered for the Company, the other stockholders of the Company having registration rights, and such Warrant Holder, as applicable, shall be reduced, pro rata in proportion to the number of shares sought to be registered to the number of shares recommended be sold by the managing underwriter. In no event will any securities to be sold by the Company be excluded from such registration by reason of any underwriters' cut-backs unless the Company has agreed thereto with the underwriter.

                           (ii) If requested by such Warrant Holder in
                  connection with a registration statement filed pursuant to
                  Section 9.1, the Company will enter into an underwriting agreement with the underwriters for such offering, such agreement to be reasonably satisfactory in form and substance to the Company, such Warrant Holder and the underwriters, and to contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in such agreements used by the managing underwriter, including, without limitation, restrictions of sales of Common Stock or other securities by the Company as may be reasonably agreed to between the Company and such underwriters, and indemnities and rights to contributions to the effect and to the extent provided in Sections 9.3 and 9.4 hereof. Such Warrant Holder shall be a party to any underwriting agreement relating to an underwritten sale of its Registrable Shares and may, at their option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of such underwriters, shall also be made to and for the benefit of such Warrant Holder. All representations and warranties of such Warrant Holder shall be made to or for the benefit of the Company.

                           (iii) The Company shall provide a transfer agent and
                  registrar (which may be the same entity) for the Registrable Shares, not later than the effective date of such registration.

                           (iv) All expenses in connection with the preparation
                  and filing of a registration statement filed pursuant to
                  Section 9.1 shall be borne solely by the Company, except for any transfer taxes payable with respect to the disposition of such Registrable Shares, and any underwriting discounts and selling commissions applicable solely to such sales of Registrable Shares, which shall be paid by such Warrant Holder, severally.

                           (v) The Company shall use its best efforts to cause
                  all of the shares of Common Stock covered by such registration statement to be listed on NASDAQ or on such other securities exchange as such shares may then be listed, on which similar shares are listed for trading, if the listing of such registered shares is permitted by such exchange.

                           (vi) Following the effective date of such
                  registration statement, the Company shall, upon the request of such Warrant Holder, forthwith supply such number of prospectuses (including exhibits thereto and preliminary prospectuses and amendments and supplements thereto) meeting the requirements of the Securities Act and such other documents as are referred to in the prospectus as shall be reasonably requested by such Warrant Holder to permit such Warrant Holder to make a public distribution of their Registrable Shares.

                           (vii) The Company shall use its best efforts to
                  register the Registrable Shares covered by any such registration statements filed pursuant to Section 9.1 under such securities or Blue Sky laws in addition to those in which the Company would otherwise sell Registrable Shares, as such Warrant Holder shall request, except that neither the Company nor such Warrant Holder shall for any such purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified. The fees and expenses incurred in connection with such registration shall be borne by the Company.

                           (viii) Such Warrant Holder shall cooperate fully with
                  the Company and provide the Company with all information reasonably requested by the Company for inclusion in the registration statement or as necessary to comply with the Securities Act. The Company shall cooperate fully with any underwriters selected by such Warrant Holder and counsel to such underwriters, and shall provide reasonable and customary access to the Company's books and records (upon receipt from such underwriters of customary confidentiality agreements) in order to facilitate such underwriters' review and examination of the Company in connection with such underwriting.

                           (ix) The Company shall notify such Warrant Holder, at
                  any time after effectiveness when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of circumstances then existing (and upon receipt of such notice and until a supplemented or amended prospectus as set forth below is available, such Warrant Holder shall not offer or sell any securities covered by such registration statement and shall return all copies of such prospectus to the Company if requested to do so by it), and at the request of such Warrant Holder prepare and furnish such Warrant Holder as promptly as practicable, but in any event within 30 days, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                           (x) The Company shall furnish to such Warrant Holder
                  at the time of the registration of the Registrable Shares, a signed copy of an opinion of the Company's regular in-house or outside general counsel, or other counsel of the Company's selection reasonably acceptable to, and which opinion shall be reasonably satisfactory in form and substance to, such Warrant Holder to the effect that: (a) a registration statement covering the Registrable Shares has been filed with the Commission under the Securities Act and has been declared effective by order of the Commission, (b) said registration statement and prospectus contained therein comply as to form in all material respects with the requirements of the Securities Act, and nothing has come to such counsel's attention (after due inquiry) which would cause such counsel to believe that either said registration statement or such prospectus (other than the financial statements contained therein, as to which such counsel need not express any opinion) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of such prospectus, in light of the circumstances under which they were made) not misleading, (c) after due inquiry such counsel knows of no legal or governmental proceedings required to be described in such registration statement or prospectus which are not described as required, or of any contracts or documents of a character required to be described in such registration statement or such prospectus to be filed as an exhibit to such registration statement or to be incorporated by reference therein which are not described and filed as required and (d) to such counsel's knowledge, no stop order has been issued by the Commission suspending the effectiveness of such registration statement; it being understood that such opinion may contain such qualifications and assumptions as are customary in the rendering of similar opinions, and that such counsel may rely, as to all factual matters treated therein, on certificates of the Company (copies of which shall be delivered to such Warrant Holder).

                           (xi) The Company will use its best efforts to comply
                  with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, to the extent it shall be required to do so pursuant to such sections, and at all times while so required shall use its best efforts to comply with all other public information reporting requirements of the Commission (including reporting requirements which serve as a condition to utilization of Rule 144 promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any of the Company's Common Stock held by such Warrant Holder. The Company will also cooperate with such Warrant Holder in supplying such information and documentation as may be necessary for such Warrant Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any of the Company's Common Stock held by such Warrant Holder.

                  9.3

                                    (i) In the event of the registration of any
                  Registrable Shares of the Company under the Securities Act pursuant to the provisions of Section 9.1, the Company agrees to indemnify and hold harmless such Warrant Holder, each underwriter, broker or dealer, if any, and their respective directors, officers and employees, of such Registrable Shares, and each other person, if any, who controls the holders of the Registrable Shares (or a permitted assignee thereof), such underwriter, broker or dealer within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which such Warrant Holder (and as applicable) its directors, officers or employees, or such underwriter, broker or dealer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus relating to such Registrable Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation under the Securities Act applicable to the Company or relating to any action or inaction required by the Company in connection with any such registration and will reimburse such Warrant Holder, each such underwriter, broker or dealer and controlling person, and their respective directors, officers or employees, for any legal or other expenses reasonably incurred by such Warrant Holder or such underwriter, broker or dealer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary prospectus, such final prospectus or such amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Warrant Holder's and as applicable, such Warrant Holder's directors, officers or employees, or such underwriter, broker, dealer or controlling person for use in the preparation thereof. Such indemnity shall remain in full effect irrespective of any investigation by any person indemnified above.

                           (ii) In the event of the registration of any
                  Registrable Shares of such Warrant Holder under the Securities Act for sale pursuant to the provisions of this Agreement, the Warrant Holder agrees, to indemnify and hold harmless the Company, its directors, officers and employees, from and against any losses, claims, damages or liabilities, joint or several, to which the Company, its directors, officers or employees, may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary pros pectus or final prospectus relating to such Registrable Shares, or any amendment or supplement thereto, or arise out of or are based upon omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by such Warrant Holder for use in the preparation thereof. Such indemnity shall remain in full effect irrespective of any investigation by any person indemnified above.

                           (iii) Promptly after receipt by a person entitled to
                  indemnification under this Section 9.3 (for purposes of this Section 9.3, an "Indemnified Party") of notice of the commencement of any action or claim relating to any registration statement filed under Section 9.1 or as to which indemnity may be sought hereunder, such

                  Indemnified Party will, if a claim for indemnification hereunder in respect thereof is to be made against any other party hereto (for purposes of this Section 9.3, an "Indemnifying Party"), give written notice to such Indemnifying Party of the commencement of such action or claim, but the failure to so notify the Indemnifying Party will not relieve it from any liability which it may have to any Indemnifying Party otherwise than pursuant to the provisions of this Section 9.3 and shall also not relieve the Indemnifying Party of its obligations under this Section 9.3, except to the extent that the Indemnifying Party is damaged solely as a result of the failure to give timely notice. In case any such action is brought against an Indemnified Party, and it notifies an Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled (at its own expense) to participate in and, to the extent that it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense with counsel satisfactory to such Indemnified Party, of such action and/or to settle such action and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than the reasonable cost of investigation. If in an Indemnified Party's reasonable judgment (which is based on the written opinion of its counsel) a conflict of interest between the Indemnified Parties and Indemnifying Parties exists in respect of a claim or if the Indemnifying Party refuses to participate in and to assume the defense of any action brought against an Indemnified Party, the Indemnified Party may assume the defense of such claim or action with counsel of its choosing which shall not relieve the Indemnifying Party of its obligations under the preceding subdivisions of this Section
                  9. No Indemnifying Party and no Indemnified Party shall enter into any settlement agreement which would impose any liability on such other party or parties without the prior written consent of such other party or parties.

                           (iv) Notwithstanding the foregoing provisions of this
                  Section 9.3, in no event shall the Warrant Holder be liable for an amount in excess of the net proceeds received by the Warrant Holder from the sale of the Registrable Shares.

                  9.4 If the indemnification provided for in Section 9.3 hereof is unavailable to the Indemnified Party in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and such Warrant Holder from the offering of the shares of Common Stock, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and such Warrant Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) in such proportion as is appropriate to reflect the relative fault of the Company and of such Warrant Holder in connection with such statements or omissions, as well as any other relevant equitable considerations.

                  In no event shall the obligation of any Indemnifying Party to contribute under this Section 9.4 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 9.3 hereof had been available under the circumstances.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  9.5 The indemnity and contribution agreements contained in Sections 9.3 and 9.4 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company and (iii) the consummation of the sale or successive resales of the Registrable Shares.

                  10. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of New York without giving effect to its conflict of laws rules.

                  11. This Warrant cannot be amended, supplemented or changed, and no provision hereof can be waived, except by a written instrument making specific reference to this Warrant and signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. The Exhibit to this Warrant is incorporated herein by reference to the same extent as if set forth herein in full. A waiver of any right derived hereunder by the Warrant Holder shall not be deemed a waiver of any other right derived hereunder.

                  12. This Warrant shall be binding upon the Company and shall inure to the benefit of the Warrant Holder, and their respective successors and permitted assigns.


                                                  SOULFOOD CONCEPTS, INC.



                                                  By:    /s/ Brian Hinchcliffe
                                                     --------------------------
                                                     Name: Brian Hinchcliffe
                                                     Title: President

                                    EXHIBIT A

                                SUBSCRIPTION FORM

 (To be executed by the Warrant Holder to exercise the Warrant in whole or in part)

 TO:  SOULFOOD CONCEPTS, INC.


         The undersigned, whose Social Security or Tax Identification Number is __, hereby irrevocably elects the right of purchase represented by the within Warrant for, and to purchase thereunder, ____________ shares of Common Stock and tenders payment herewith to the order of Soulfood Concepts, Inc. (the "Company") in the amount of $__. The undersigned requests that certificates for such shares of Common Stock be issued in the name of, and delivered to:


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and, if said number of shares of Common Stock shall not be all the shares of the
Common Stock purchasable thereunder, then a new Warrant for the balance of the remaining shares of Common Stock purchasable thereunder be registered in the name of, and delivered to, the undersigned at the address stated below.

         Address:

         Dated:

         Warrant Holder:                         Signature Guaranteed:


         By:____________________________         ___________________________